UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020
MOLSON COORS BEVERAGE COMPANY
(Exact name of registrant as specified in its charter)
Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
P.O. Box 4030, NH353, Golden, Colorado 80401
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)
(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.
On June 19, 2020, Molson Coors Beverage Company (the “Company”), Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP (together with the Company, the “Borrowers”), the lenders party thereto, and Citibank, N.A., as administrative agent, entered into that certain Amendment No. 2 (the “Amendment No. 2”) to the Credit Agreement dated as of July 7, 2017 (as amended by that certain Amendment No. 1 and Extension Agreement, dated as of July 19, 2018, that certain Extension Agreement, dated as of July 7, 2019, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, Citibank, N.A., as administrative agent, and the other agents and lenders named therein.

The Amendment No. 2, among other things, (i) temporarily increases certain levels of the applicable rate by 25 basis points for the period beginning June 19, 2020 and ending on the last day of the fiscal quarter ending September 30, 2021, and (ii) revises the leverage ratios under the financial maintenance covenant for each fiscal quarter of the Company ending on or after June 30, 2020 through the maturity of the Credit Agreement as follows:

Fiscal Quarter	Leverage Ratio
as of the last day of the fiscal quarter ending June 30, 2020	4.75:1.00
as of the last day of the fiscal quarter ending September 30, 2020 and the last day of each of the following fiscal quarters through March 31, 2021	5.25:1.00
as of the last day of the fiscal quarter ending June 30, 2021	4.75:1.00
as of the last day of the fiscal quarter ending September 30, 2021	4.50:1.00
as of the last day of the fiscal quarter ending December 31, 2021 and the last day of each of the following fiscal quarters	4.00:1.00

The foregoing description of the material terms of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
10.1
Amendment No. 2, dated as of June 19, 2020, by and among Molson Coors Beverage Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP, the lenders party thereto, and Citibank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	June 22, 2020	By:	/s/ E. Lee Reichert
E. Lee Reichert
Chief Legal & Government Affairs Officer and Secretary